Exhibit 10.5
Prepared by and After
Recording Mail To:
Joel V. Sestito, Esq.
Riemer & Braunstein LLP
71 South Wacker Drive,
Suite 3515
Chicago, Illinois 60606
This space reserved for Recorder’s use only
SPECIAL WARRANTY DEED
This Special Warranty Deed is made as of this                      day of December, 2009, by GERA 6400 SHAFER LLC, a Delaware limited liability company (“Grantor”), to TSLF SHAFER, LLC, a Delaware limited liability company, whose address is 200 State Street Boston, Massachusetts 02109 (“Grantee”).
WITNESSETH, that Grantor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Grantee, the receipt whereof is hereby acknowledged by Grantor, by these presents does hereby REMISE, RELEASE, ALIEN AND CONVEY unto Grantee, and to its successors and assigns, FOREVER, the property described on Exhibit A attached hereto and made a part hereof, which property is situated in the County of Cook, State of Illinois (the “Property”). The Property hereby conveyed is being conveyed subject to those title exceptions and other matters set forth on Exhibit B attached hereto and made a part hereof.
Together with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim or demand whatsoever of Grantor, either in law or equity, of, in and to the Property with the hereditaments and appurtenances:
TO HAVE AND TO HOLD the said Property with the appurtenances, unto Grantee and its successors and assigns forever.
And Grantor, for itself, and its successors, does covenant, promise and agree, to and with Grantee, and its successors and assigns, that it has not done or suffered to be done, anything whereby the said Property hereby granted is, or may be, in any manner encumbered or charged, except as herein recited; and that it WILL WARRANT AND DEFEND said Property against all persons lawfully claiming, or to claim the same, by, through or under Grantor, subject to the title exceptions and other matters set forth on Exhibit B attached hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed the day and year first above written.

GERA 6400 SHAFER LLC, a Delaware limited liability

By:

Name:

Its:

STATE OF ILLINOIS	)
) SS.
COUNTY OF	)
I,                     , a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that                     , as                      of GERA 6400 SHAFER LLC, a Delaware liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he/she signed and delivered said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said limited liability company, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal this                      day of                     , 2009.

Notary Public

My commission expires:

Send subsequent tax bills to:

TSLF SHAFER, LLC
200 State Street
Boston, Massachusetts 02109
Attention: Doug Lanois

EXHIBIT A TO DEED
LEGAL DESCRIPTION
THAT PART OF LOT 6 IN GERHART HUEHL ESTATE DIVISION IN SECTION 3, TOWNSHIP 40 NORTH AND SECTION 34, TOWNSHIP 41 NORTH, BOTH IN RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN LYING EASTERLY OF AND ADJOINING THE EASTERLY LINE OF SHAFER COURT ACCORDING TO THE DEED TO THE VILLAGE OF ROSEMONT, ILLINOIS, DATED AUGUST 11, 1975 AND RECORDED AS DOCUMENT 23397310 AND LYING WEST OF AND ADJOINING A LINE DRAWN SOUTH AT RIGHT ANGLES TO THE NORTH LINE OF SAID LOT 6, TO THE SOUTH LINE OF SAID LOT 6 FROM A POINT OF SAID NORTH LINE OF LOT 6, WHICH IS 487.69 FEET WEST OF THE INTERSECTION OF SAID NORTH LINE OF LOT 6 WITH THE CENTER LINE OF RIVER ROAD, COOK COUNTY, ILLINOIS.

Tax Parcel No.:	12-03-100-015-0000

Property Address:	6400 Shafer Court, Rosemont, Illinois

EXHIBIT B TO DEED
PERMITTED EXCEPTIONS
Second Amendment to Deed of Trust, Security Agreement, Assignment of Rents and fixture filing and Omnibus Amendment to Loan Documents recorded July 29, 2008 as document numbers 0821133008.
Second Amendment to Mortgage, Security Agreement, Assignment of Rents and fixture filing and Omnibus Amendment to Loan Documents recorded July 29, 2008 as document numbers 0821133009.
Assignment of aforesaid mortgage to Tremont Net Funding II, LLC, recorded as document number 0800815085.
Assignment of Leases and Rents and Security Deposits dated June 15, 2007 and recorded June 20, 2007 as document number 0717126104, made by Gera 6400 Shafer LLC, a Delaware limited liability company, to Wachovia Bank, N.A.
Assignment of aforesaid assignment of leases and rents and security deposits to Tremont Net Funding II, LLC, recorded as document number 0800815086.
Easement created by grant to the Commonwealth Edison Company, recorded August 7, 1979 as document 25087330.
Easement in favor of Commonwealth Edison Company and its/their respective successors and assigns in the grant recorded/filed as Document no. 011029895.
Also, subject to (a) real estate taxes and general and special assessments not yet due and payable, (b) any and all recorded easements, covenants, reservations, restrictions, encroachments and encumbrances, (c) matters which would be shown by an accurate survey, (d) underground and overhead cables, lines and utility services, (e) all existing zoning ordinances, regulations, laws, codes, statutes and subdivision regulations, (f) other governmental laws, rules, codes, statutes and regulations limiting or restricting the use to which the property may be put, and (g) those Loan Documents defined in the Letter from Tremont Net Funding II, LLC to GERA 6400 Shafer LLC and GERA Abrams Centre LLC dated December  _____, 2009.